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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




       Date of report (Date of earliest event reported) November 21, 2000
                                                        -----------------

                            Hi-Shear Industries Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


           1-7633                                      11-2406878
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    (Commission File Number)             (I.R.S. Employer Identification No)


     3333 New Hyde Park Road, North Hills, New York            11042
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     (Address of Principal Executive Offices)               (Zip Code)


                                 (516) 627-8600
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              (Registrant's Telephone Number, Including Area Code)






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Item 5.  OTHER EVENTS
         ------------

         On November 20, 2000 Registrant announced that the U.S. Navy had withdrawn its appeal of a decision issued March 17, 2000, awarding the company $18,410,414 plus interest. The award was based on the wrongful termination in 1991 by the Navy of two contracts awarded Hi-Shear's subsidiary, Defense Systems Corporation. The company expected to file a certificate of finality with the Armed Services Board of Contract Appeals effectively ending this matter.




SIGNATURE
---------

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:   November 21, 2000


                               HI-SHEAR INDUSTRIES INC.



                               By: /s/ Victor J. Galgano
                                   ---------------------------------------
                                   Victor J. Galgano
                                   Vice President, Chief Financial Officer